SEGWAY IV CORP.
<P>
        CONFIDENTIAL TERM SHEET- DATED MARCH 31, 2000
<P>
          OFFERING TO INVESTORS PURSUANT TO RULE 506
<P>
Issuer:               SEGWAY IV CORP.(the "Company"), a New
-------
Jersey Corporation (hereinafter the "Company") was incorporated in March, 2000. It was initially organized to engage in any lawful corporate undertaking, including, but not limited to selected mergers and acquisitions.
<P>
Business of the Company:
------------------------
<P>
                    The Company will attempt to locate and
negotiate with a business entity for the combination of that target company with the Company. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. In most instances the target company will wish to structure the business combination to be within the definition of a tax-free reorganization under Section 351 or
Section 368 of the Internal Revenue Code of 1986, as amended.
No assurances can be given that the Company will be successful in locating or negotiating with any target company.
<P>
                    The Company has been formed to provide a
method for a foreign or domestic private company to become a reporting ("public") company whose securities are qualified for trading in the United States secondary market.
<P>
Management:          Richard I. Anslow- President, Secretary,
------------
Treasurer and  Director.
<P>
Placement Agent:     The Company will appoint a transfer agent
----------------
for the Company's shares prior to applying for a listing on a recognized stock exchange.
<P>
Securities Offered:     5,000,000 Shares of Common Stock,
-------------------
$.0001 par value per share at $.0001 per Share or an aggregate of $500. Shares are being offered on a "best efforts" basis. The minimum investment is $500.00. All funds received shall be available for immediate use by the Company. The Termination
Date for the offering is March 31, 2000.  The Company
reserves the right to extend the Termination Date of this offering for a maximum of sixty days from the Termination Date, or such later date in its sole discretion, or to undertake separate additional offerings, provided that no such actions shall affect the Company's right to rely on Rule 506 of the Act with respect to the conduct of its offering.
<P>
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES AGENCY NOR HAS ANY AGENCY REVIEWED OR PASSED UPON THE ACCURACY OF THIS TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ACCORDINGLY INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THIS TERM SHEET AND THE COMPANY IN MAKING AN INVESTMENT DECISION.
<P>
THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY INVESTORS WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.
<P>
Subscription
Period:          The shares will be offered during the
------------
Subscription Period, which shall mean the period ending on
March 31, 2000.  The Subscription Period may be extended in
the sole discretion of the Company without notice to
subscribers for an additional sixty  (60) day period.
<P>
Subscription:          All checks for the purchase of the
-------------
Shares shall be made payable to "SEGWAY IV CORP." The proceeds from the sale of the Shares, less legal fees and other expenses, will be released to the Company upon clearance of
such funds and acceptance of subscriptions by the Company.
This offering is being sold on a "best efforts" basis.  There is no minimum amount which must be raised in order for funds to be released to the Company. The Company has the right, in its sole discretion, to reject any subscriptions.
<P>
Use of Proceeds:     The net proceeds from the sale of the
----------------
Shares will be utilized primarily for working capital and any other corporate purpose, including, legal and other fees related to the Offering.
<P>
Commissions:          The Company will not pay any commissions
------------
to its Officers and Directors on the sale of the Shares.
<P>
Substantial Risk:     An investment in the Company is subject
-----------------
to substantial risks and is extremely speculative. An investment should only be considered by an investor who can afford to lose its entire investment.
<P>
Risk Factor:          The undersigned acknowledges that the
------------
securities offered hereby represent an extremely speculative investment and an extremely high degree of risk. The undersigned acknowledges that the Company: (i) requires additional funding in order to continue to operate its business, which funding, if obtained, will dilute purchasers in the Offering;(ii) has no operating history upon which an investor can evaluate an investment in this Company; (iii) the Offering herein is being made on a "best efforts", no minimum basis. The funds available to the Company from the proceeds of this offering will be reduced to the extent that less than all the securities offered hereby are sold. Once a subscription has been accepted, subscribers funds will be non-refundable and will be immediately available for use by the Company regardless of the aggregate number of securities sold hereunder; and (iv) will face extreme competition from entities which possess substantially greater financial and other resources than the Company. In addition, investors should be aware that there is no market for the Shares and, accordingly, investors may not be able to sell any Shares purchased. As a result of such risks, the loss of the undersigned's entire investment is possible.
<P>
Conflicts of
Interest:           The Company's officer and director has
---------
organized and expects to organize other companies of a similar nature and with a similar purpose as the Company.
Consequently, there are potential inherent conflicts of
interest in acting as an officer and director of the Company. Insofar as the officer and director is engaged in other business activities, management anticipates that it will devote only a minor amount of time to the Company's affairs. The Company does not have a right of first refusal pertaining to opportunities that come to management's attention insofar as such opportunities may relate to the Company's proposed business operations.
<P>
Restriction
on Transfer:          The Subscriber acknowledges that the
------------
Shares must be held in accordance with the provision of Rule
144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the issuer, the resale being effected through a "brokers' transaction" or in transactions directly with a "market maker" and a limitation of the number of shares that the holder can sell during any three-month period.
<P>
Independent
Verification:          The subscriber will be required to
-------------
acknowledge that the subscriber has conducted its own investigation into the business of the Company as well as the Company's future proposed plans without the Company furnishing to such subscriber any prospectus, offering memorandum or written description of the Company, its plans and/or its future plans other than this Term Sheet. Subscribers should verify directly with the Company any information which subscribers intend to rely on in making an investment in the Company.
<P>
Capital Structure:     Upon the consummation of the sale of the
------------------
Shares described in this Term Sheet, the Company will have 5,000,000 common shares outstanding. Accordingly, the Shares sold in the Offering will represent approximately 100% of the Company's issued and outstanding shares of common stock. The Company anticipates that it will require significant additional funding which, if obtained, will result in substantial dilution to investors in this Offering.
<P>
Additional
Information:          All potential subscribers should contact
------------
SEGWAY IV Corp. for further information regarding the Company.
Exhibits:               The following exhibit is included in
this Term Sheet:
         Exhibit A:     Subscription Agreement.
         Exhibit B:     Confidential Purchaser Questionnaire.
<P>
                   Jurisdictional Notices
                   ----------------------
<P>
     FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR
THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID LAWS AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR
THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD
OF TIME.
     THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
<P>
     INVESTORS MAY MAKE AN INDEPENDENT EXAMINATION OF ALL
BOOKS, RECORDS AND OTHER DOCUMENTS OF THE COMPANY TO THE EXTENT AN INVESTOR DEEMS IT NECESSARY, AND SHOULD NOT RELY ON THE COMPANY OR ANY OF THE COMPANY'S EMPLOYEES OR AGENTS WITH
RESPECT TO JUDGEMENTS RELATING TO AN INVESTMENT IN THE COMPANY. ANY OTHER DOCUMENTS OR INFORMATION CONCERNING THE COMPANY WHICH A PROSPECTIVE INVESTOR REASONABLY REQUESTS TO INSPECT OR HAVE DISCLOSED TO HIM WILL BE MADE AVAILABLE OR DISCLOSED SUBJECT TO RECEIPT OF REASONABLE ASSURANCE THAT SUCH MATTERS WILL BE MAINTAINED IN CONFIDENCE.
<P>
                   -----------------------
                   SUBSCRIPTION DOCUMENTS
                   -----------------------
<P>
                       SEGWAY IV CORP.
                  (A New Jersey Corporation)
<P>
     Each subscriber must complete and sign the Subscription Documents in accordance with the following instructions. Subscribers must meet certain requirements in order for Segway
I Corp., a New Jersey corporation (the "Company"), to comply with the offering exemptions from registration and qualification under the Securities Act of 1933, as amended, and applicable state securities laws. The Company will be relying on the accuracy and completeness of information provided in the Subscription Documents to establish the qualifications of prospective investors and the Company's legal right to sell these securities. Answers will at all times be kept strictly confidential, unless necessary to establish the legality of a prospective investor's participation in the offering. The Company should be contacted immediately if there is any change in the information the prospective investor has provided.
<P>
                         INSTRUCTIONS
                         ------------
1.    Complete and sign
<P>
     (a)     The SUBSCRIPTION AGREEMENT and
     (b)     the CONFIDENTIAL PURCHASER QUESTIONNAIRE, which
             are attached hereto.
<P>
2. Return all documents, together with a check payable to "SEGWAY IV Corp." or a wire transfer to the Richard I. Anslow Trust Account (see wire instruction attached hereto) in the amount indicated in Paragraph 1 of the Subscription Agreement for the number of Shares subscribed for to:
<P>
                      SEGWAY IV CORP.
                  4400 Route 9, 2nd Floor
                    Freehold, NJ 07728
                   Attn: Richard Anslow
<P>
     The following sets forth the number of signatures required for different forms of ownership:
<P>
     Individual:               One signature required
<P>
     Joint Tenants with
     Right of Survivorship:    Both parties must sign.
<P>
     Tenants in Common:        All parties must sign.
<P>
     Community Property:       One signature required if
                               security will be held in one
                               name, i.e., managing spouse; two
                               signatures required if security
                               will be held in both names.
<P>
     Corporation:              Signature of authorized officer
                               or officers required.
<P>
     Partnership:              Signature of general partner
                               required; additional signatures
                               only if required by partnership
                               agreement.
<P>
     Trust:                    Trustee's signature must
                               indicate "Trustee for the
                               _________ Trust."
<P>
     Other Entities:          As required by the applicable
                              document.
<P>
                  -----------------------
                  SUBSCRIPTION AGREEMENT
                  -----------------------
<P>
                      SEGWAY IV CORP.
                (A New Jersey Corporation)
<P>
THE SHARES OF COMMON STOCK OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT, NOR HAVE SUCH SECURITIES BEEN REGISTERED OR QUALIFIED UNDER ANY STATE'S SECURITIES LAWS. ACCORDINGLY, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES OF THIS COMPANY UNLESS SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR
EXEMPTIONS THEREFROM ARE AVAILABLE.
<P>
(Please complete all blanks before execution)
Date:  _________________, 2000
<P>
     This Subscription Agreement is entered into by and between ____________________________ (the "Subscriber") and SEGWAY IV
CORP., a New Jersey corporation (the "Company"), as of the date it is accepted below by the Company.
<P>
     The Company is offering (the "Offering") for sale pursuant to Section Regulation D Rule 506 of the Securities Act of 1933, as amended (the "Act"), 5,000,000 Shares of Common Stock,
$.0001 par value per share. The Shares are being offered at a purchase price of $.0001 per share or an aggregate of $500. Shares are being offered on a "best efforts" basis. The minimum investment is $500.00. Subject to the Company's right to terminate the Offering at any time or the sale of all the Shares offered hereby, this Offering will terminate on March
31, 2000, unless extended by the Company, in its sole discretion, for up to an additional sixty (60) days.
<P>
     1.     Subscription.  The Subscriber hereby subscribes to
purchase             Shares at an offering price of $.0001 per
         ------------
Share being offered by the Company in this Offering. Attached or enclosed is (i) the Subscriber's check in the amount of $ payable to "SEGWAY IV CORP." in full payment for the Shares subscribed for purchase, and (ii) a completed and duly executed Confidential Purchaser Questionnaire, a copy of which is attached hereto as Exhibit A.
<P>
     The Subscriber understands that there is no minimum number of Shares that must be sold in this Offering in order for the Company to use the proceeds raised herein; and all proceeds received by the Company from the sale of the Shares will be made available immediately to the Company for its use. As set forth in the Company's Confidential Term Sheet dated March
31, 2000 (the "Memorandum"), substantially all of the funds received from the sale of the Shares will be used for working capital and any other corporate purposes.
<P>
     2. Acceptance. Acceptance by the Company shall be evidenced by its delivery to Subscriber of a fully-executed Subscription Agreement. Execution of this Agreement by the Subscriber does not require the Company to accept any subscription and this Agreement shall not be binding unless and until accepted in writing by the Company.
<P>
     3. Subscriber's Representations. The Company is offering and shall issue the Shares subscribed for in this Agreement without registering them pursuant to the Securities Act of 1933, as amended (the "Act") and in particular Rule 506 of the Act. The Company is doing so in reliance upon, among other things, the Subscriber's following representations:
<P>
     (a) Accuracy of Information and Subscriber's Representation. The Subscriber's representations in this Agreement and the information contained in the subscriber's Confidential Purchaser Questionnaire are complete and accurate to the best of the Subscriber's knowledge, and the Company may rely upon them. The Subscriber will notify the Company immediately if any material change occurs in any of this information before the sale of the Shares.
<P>
     (b) Access to Data. The Subscriber has reviewed among other documents the Company's Confidential Term Sheet dated March 31, 2000 and all exhibits attached thereto
(collectively, the "Memorandum"). The Subscriber understands that an investment in the Company involves significant risks, including those set forth under the caption entitled "Risk Factors" in the Memorandum. The Subscriber hereby acknowledges it has been furnished all materials relating to the Company, their respective business and financial condition, the Offering and any other matter set forth in the Memorandum that it has requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information set forth in the Memorandum. No oral representations have been made or oral information furnished to the Subscriber in connection with the Offering that were in any way inconsistent with the Memorandum.
<P>
     (c) Investment. The Subscriber is acquiring the Securities for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Subscriber understands that, by reason of a specific exemption from the registration provision of the Act, the Securities have not been, and (except as provided in Section 4 below) will not be, registered under the Act, and that the availability of such exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber's representations as expressed herein.
<P>
     (d) Nature of Transaction. The Subscriber understands and acknowledges that the Company has not had any operations to date and will not have any operations until after the Offering is finalized.
<P>
     (e) Restriction on Transfer. The Subscriber acknowledges that the Shares must be held in accordance with the provision of Rule 144 promulgated under the Act which
permit limited resale of shares purchased in a private
placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the issuer, the resale being effected through a "brokers' transaction" or in transactions directly with a "market maker" and a limitation of the number of shares that the holder can sell during any three-month period.
<P>
     (f) Authorization. This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's Articles of Incorporation, By-Laws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.
<P>
     (g) No Duplication. The Subscriber has not duplicated or distributed the Memorandum to anyone other than his or her Purchaser Representative or other personal advisors, and will not do so in the future.
<P>
     (h)     No Advertising or General Solicitation.  The
Shares offered hereby were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.
<P>
     (i)     Investment Sophistication.  The Subscriber has
such  knowledge and experience in financial and business
matters to be capable of evaluating the merits and risks of the proposed investment.
<P>
     (j)  Adequate Financial Means.  The subscriber has
adequate means of providing for his current needs and possible personal contingencies and he is able to bear the economic risks of the investment (i.e., he can afford a complete loss).
     (k) No Trading Market. The Subscriber acknowledges that there is not and never has been a trading market in the Company's Common Stock and after completion of this Offering there can be no assurance that a trading market will develop or if it ever does develop, of which there is no assurance, that it will be active or maintained, and, thus, the Subscriber may not be able to readily, if ever, liquidate his investment.
<P>
     4. Indemnification under this Agreement. The Subscriber shall indemnify and hold harmless the Company and each of its affiliates from and against all losses, damages and liabilities (including, but not limited to, court costs and reasonable attorneys' fees) arising or resulting from, or attributable to, any breach of the representations and warranties set forth in Section 3 of this Subscription Agreement, or in any other document furnished by the Subscriber to any of the foregoing parties, or the fact that any of the representations, acknowledgments or understandings set forth in Paragraph 3 are untrue or without adequate factual basis to be considered true and not misleading.
<P>
     5. No Transfer and Subsequent Disposition. The Subscriber hereby agrees that he will not sell, transfer or otherwise dispose of the shares of Common Stock included therein unless, in the opinion of counsel to the Company, such sale, transfer or disposition may be legally made without (i) registration under the Act, and/or (ii) registration and/or qualification under then applicable state and/or federal statutes, or such sale, transfer or disposition shall have been so registered and/or qualified and an appropriate prospectus shall then be in effect.
<P>
     The shares of Common Stock included therein have not been registered under the Act and are being sold in reliance upon the exemption contained in Rule 506 of the Act. A purchaser of the Securities will not be able to sell and/or otherwise dispose of their Securities unless a registration statement is in effect and/or an exemption from the registration requirements of said act is available.
<P>
     6.     Power of Attorney of Spouse.  If the Subscriber is
a married person and a resident of a community property state, the Subscriber agrees to cause the Subscriber's spouse to execute this Agreement at the space provided for that spouse's signature immediately following the signature of the
Subscriber, and by such signature hereto said spouse certifies that said spouse is the spouse of the person who signed this Agreement, that said spouse has read and approves the provisions hereof and hereby consents and agrees to this Agreement and agrees to be bound by and accepts such provisions of this Agreement in lieu of all other interests said spouse may have in the Company, whether such interest be community property or otherwise. Said spouse grants to the Subscriber irrevocable power of attorney to represent said spouse in all matters connected with the Company to the end that, in all cases, the Company may rely on any approval, direction, vote or action taken by the Subscriber, as said spouse's attorney-in-fact. Such power of attorney is, and shall be deemed to be, coupled with an interest so that the authority granted hereby may continue during the entire period of the Company and regardless of the death or incapacity of the spouse granting the same. Said spouse further agrees to execute, acknowledge and deliver such other and further instruments and documents as may be required to evidence such power of attorney.
<P>
     7. Entirety. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to the terms included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement, arrangement, understanding or negotiation (whether oral or written).
<P>
     8.     Waiver.     No waiver or modification of any of the
terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.
<P>
     9.     Counterparts.  This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
<P>
     10. Notices. Except as otherwise required in this Agreement, any notice required or permitted under this
Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed as follows:
<P>
To the Company:          SEGWAY IV Corp.
                         4400 Route 9, 2nd Floor
                         Freehold, New Jersey 07728
<P>
To the Subscriber:       At the address set forth beneath the
                         Subscriber's signature
<P>
Any party may change his, her or its address for notice in accordance with the provisions of this Paragraph
<P>
     11. Non-Assignability. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.
<P>
     12. Expenses. Each party shall pay all of its costs and expenses that it incurs with respect to the negotiation, execution and delivery of this Agreement.
<P>
     13. Applicable Law. This Agreement shall be construed and enforced pursuant to the laws of the State of New Jersey applicable to contracts to be performed entirely therein, without reference to New Jersey choice of law rules.
<P>
     14. Form of Ownership. Please indicate the form of ownership that the Subscriber desires for the Shares:
<P>
          -----     Individual
          -----     Joint Tenants with Right of Survivorship
          -----     Tenants in Common
          -----     Community Property
          -----     Trust
          -----     Corporation
          -----     Partnership
          -----     Other:
<P>
     15. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive the acceptance of the subscription. The subscriber acknowledges and agrees that this Subscription Agreement shall survive (i) changes in the transactions, documents and instruments described in the Memorandum that are not material, and (ii) the death or disability of the Subscriber.
<P>
     16. Gender, Number, Etc. Terms used herein in any number or gender include other numbers or genders, as the context may require. If the Subscriber is an entity, all references to "him" or "his" shall be deemed to include "it" or "its."
<P>
INDIVIDUAL(S) SIGN HERE:          SUBSCRIBER:
                              --------------------------------
                              (Signature)
                              --------------------------------
                              (Print name)
                              --------------------------------
<P>
                              --------------------------------
                              (Address)
<P>
                              Social Security # --------------
<P>
                              Number of Shares Subscribed
                              for Purchase -------------------
<P>
                              SPOUSE OF SUBSCRIBER:
<P>
                              --------------------------------
                              (Signature)
<P>
ORGANIZATIONS SIGN HERE:          SUBSCRIBER:
<P>
                              --------------------------------
                              (Print Name of Organization)
<P>
                              By:-----------------------------
                                 (Signature)
<P>
                              --------------------------------
                              (Print Name and Title)
<P>
                              --------------------------------
<P>
                              --------------------------------
                              (Address)
<P>
                              Federal ID# --------------------
<P>
                              Number of Shares Subscribed
                              for Purchase: ------------------
<P>
ACCEPTED:
SEGWAY IV CORP.
<P>
By:--------------------------
     Title
<P>
Date: -----------------------
<P>
                           EXHIBIT A
                ------------------------------
<P>
             CONFIDENTIAL PURCHASER QUESTIONNAIRE
<P>
                ------------------------------
<P>
                       SEGWAY IV CORP.
                (A New Jersey Corporation)
<P>
SPECIAL INSTRUCTIONS
--------------------
<P>
     You are being requested to answer questions in connection with the proposed offer and sale (the "Offering"), pursuant to Regulation D Rule 506 of the Securities Act of 1933, as amended (the "Act"), 5,000,000 Shares of Common Stock, $.0001 par value per share The Shares are being offered at a purchase price of $.0001 per share or an aggregate of $500.
<P>
     In order to establish the availability under federal and state securities laws of an exemption from registration or qualification requirements for the proposed Offering, you are required to represent and warrant, and by executing and delivering this questionnaire will be deemed to have represented and warranted, that the information stated herein is true, accurate and complete to the best of your knowledge and belief, and may be relied on by the Company. Further, by executing and delivering this questionnaire you agree to notify the Company and supply corrective information promptly if, prior to the consummation of your purchase of the Shares in
this Offering, any such information becomes inaccurate or incomplete. Your execution of this questionnaire does not constitute any indication of your intent to subscribe for the Shares offered hereby.
<P>
     NO OFFER OF THE SHARES WILL BE MADE UNLESS ACCOMPANIED BY THE CONFIDENTIAL TERM SHEET DATED MARCH 31, 2000 OF THE
COMPANY, TOGETHER WITH THE EXHIBITS AND SUPPLEMENTS THERETO, IF ANY, DESCRIBING THE PROPOSED OFFERING.
<P>
     A subscriber who is a natural person must complete each Question except for 2,5 and 6.
<P>
     A subscriber that is an entity other than a trust must complete each Question except for 3 and 5.
<P>
     A subscriber that is a trust must complete each Question
except for 3.
<P>
GENERAL INFORMATION
<P>
1.     All Subscribers
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     A.  Name(s) of prospective investor(s):
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     B. Address:
                           Tel. No.
        -------------------
     C.  Address for communications (if different):
                           Tel. No.
        -------------------
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2.     Subscribers That Are Entities
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          Type of entity:
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          ----     Trust
          ----     Corporation
          ----     Partnership
          ----     Joint Subscribers (Other than husband and
                   wife)
          ----     Other:
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     A.  State and date of legal formation:
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     B.  Nature of business:
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     C.  Was the entity organized for the specific purpose
         of acquiring the securities in this offering?
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               Yes       No
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     D.  Federal tax identification number:
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3.  Subscribers Who Are Individuals
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     A.  State where registered to vote:
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     B.  Social Security Number:
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     C.  Please state the subscriber's education and
         degrees earned:
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          Degree          School                         Year
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          ----------      -----------------------------  ------
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          ----------      -----------------------------  ------
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     D.     Current occupation (if retired, describe last
            occupation)
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          Employer:
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          Nature of Business:
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          Position:
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          Business Address:
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                            Tel. No.
          -----------------
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ACCREDITATION (for persons claiming to be accredited)
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4.     Does the subscriber satisfy one or more of the following
accredited investor requirements?
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     A.  Institutional Test
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     (i)     a bank as defined in Section 3(a)(2) or a savings
and loan association as defined in Section 3(a)(5)(A) of the Securities Act of 1933 whether acting in its individual or fiduciary capacity; (ii) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
(iii) an insurance company as defined in Section 2(13) of the Securities Act of 1933; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (vi) an employee benefit plan established and maintained by a state or any of its political subdivisions or an agency of such state or political subdivision, if such plan has total assets in excess of $5,000,000; (vii) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, that is either a bank, insurance company, or registered investment adviser, or where the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, investment decisions are made solely by persons that are accredited investors and for the benefit of such persons; (viii) a private business development company as defined in Section 202(a)(22)
of the Investment Advisors Act of 1940; or (ix) a non-profit charitable organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000?
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               Yes                No
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     If yes, please give the number of the category as listed
above within which the subscriber falls.
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     B.  Individual $1,000,000 Net Worth Test
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     Is the subscriber a natural person who, together with
spouse (if applicable), has a net worth in excess of $1,000,000 (including home, home furnishings and automobiles)?
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               Yes                No
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     C.     Individual $200,000 Income Test
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     Is the subscriber a natural person who has income in
excess of $200,000 in each of the two preceding years and reasonably expects to have income in excess of $200,000 in the current year?
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     With spouse:     Yes            No
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     Without spouse:  Yes            No
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     D.     Joint $300,000 Income Test
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     Is the subscriber a natural person who, together with his
or her spouse, has joint income in excess of $300,000 in each of the two preceding years and reasonably expects to have
income in excess of $300,000 in the current year?
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               Yes            No
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     E.     Affiliation Test
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     Is the subscriber a director or executive officer of the
Company?
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               Yes            No
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5.     Trusts
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     Does the trust meet the following tests:
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     A.  Has total assets in excess of $5,000,000?
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               Yes            No
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     B.     Was formed for the purpose of an investment in the
securities in this Offering?
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               Yes            No
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     C.     Has its purchases directed by a sophisticated
investor who, alone or with his or her purchaser
representative, understands the merits and risks of an investment in the securities in this Offering?
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               Yes            No
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6.     Entities with All Accredited Owners
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     A subscriber may also be accredited if all its equity
owners are accredited under one or more of the Accreditation Tests identified in Question 4. (The equity owners of an investor are, for example, shareholders, general partners and limited partners).
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     Therefore, if the subscriber is an entity that did not
answer yes to Question 4A above, please answer each of the questions set forth below.
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          A.     Are all of the equity owners of the entity
accredited investors under one or more of the Accreditation Tests of Questions 4A, 4B, 4C, 4D or 4E?
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                    Yes            No
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          B.     If yes, please list below the name of each
equity owner and the category or categories ("Institutional Test," "$1,000,000 Net Worth Test," "$200,000 Income Test," "$300,000 Income Test" or "Affiliation Test") under which the owner is an accredited investor.
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
     Name                              Category
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     1.     -------------------------  ------------------------
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     2.     -------------------------  ------------------------
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     3.     -------------------------  ------------------------
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     4.     -------------------------  ------------------------
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     5.     -------------------------  ------------------------
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     6.     -------------------------  ------------------------
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
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     Use additional sheets, if necessary, to complete list.
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REPRESENTATIONS
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7.     How often does the subscriber invest in securities?
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     Often            Occasionally            Never
           ----------              ----------       ----------
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8.     Please list below the subscriber's most recent
investments (up to three):
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
                                                         Amount of
     Name of Investment          When Purchased          Investment
<P>
     -----------------------     -----------------     ---------------
     -----------------------     -----------------     ---------------
     -----------------------     -----------------     ---------------

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9.     Does the subscriber have such knowledge and experience
in financial and business matters as to be capable of
evaluating the merits and risks of an investment in the securities in this Offering?
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               Yes             No
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10.     Does the subscriber by reason of its business or
financial experience have the capacity to protect its own interests in connection with a purchase of the securities in this Offering?
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               Yes             No
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11.     Is the subscriber (or the trust beneficiary for which
it is the fiduciary) able to bear the economic risk of the investment, including a complete loss of the investment?
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               Yes             No
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12.     Does the subscriber have any other investments or
contingent liabilities that could cause the need for sudden
cash requirements in excess of cash readily available to the subscriber?
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               Yes             No
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     If yes, explain:
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13.     Does the subscriber have a net worth or joint net worth
with his or her spouse that is at least five times as great as the purchase price of the securities subscribed for purchase?
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               Yes             No
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14.     Has the subscriber ever been subject to bankruptcy,
reorganization or debt restructuring?
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               Yes             No
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     If yes, provide details:
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15.     Is the subscriber involved in any litigation that, if
an adverse decision occurred, would adversely affect the subscriber's financial condition?
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               Yes             No
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     If yes, provide details:
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16.     Does the subscriber confirm that neither it nor the
subscriber's broker became aware of or was introduced to the Company by means of any advertisement or general solicitation?
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               Yes             No
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17.     Does the subscriber confirm that the foregoing
statements are complete and accurate to the best of its knowledge and belief, and that it undertakes to notify the Company regarding any material change e securities in this offering?
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               Yes             No
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INDIVIDUAL(S) SIGN HERE:          SUBSCRIBER:
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                              ---------------------------------
                              (Signature)
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                              ---------------------------------
                              (Print name)
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                              ---------------------------------
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                              ---------------------------------
                              (Address)
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                              Social Security #
                                               ----------------
                              Number of Shares Subscribed
                              for Purchase
                                           --------------------
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ORGANIZATIONS SIGN HERE:          SUBSCRIBER:
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                               --------------------------------
                              (Print Name of Organization)
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                              By:
                              ---------------------------------
                                 (Signature)
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                              ---------------------------------
                              (Print Name and Title)
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                              ---------------------------------
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                              ---------------------------------
                              (Address)
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                              Federal ID#
                                          ---------------------
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                              Number of Shares Subscribed
                              for Purchase:
                                            -------------------
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